Subsequent Event	6 Months Ended
Jul. 31, 2026
Subsequent Event
Subsequent Event

Note 23 – Subsequent Event

On August 21, 2026, Descartes acquired all of the shares of Transportation Applied Intelligence Software, LLC (“TAI”), a provider of advanced transportation management solutions for freight brokers. The purchase price for the acquisition was approximately $99.3 million, net of cash acquired, which was funded from cash on hand. The major classes of assets acquired include: current assets, intangible technology assets, intangible customer assets, as well as certain liabilities assumed. Due to the limited time since the acquisition date, the accounting for the business combination is not yet complete and the fair value of the acquired assets and liabilities has not been determined.

On September 1, 2026, Descartes acquired all of the shares of 3PL Central, LLC, doing business as Extensiv, and its subsidiaries (collectively referred to as “Extensiv”), a provider of warehouse management and fulfillment solutions for third-party logistics providers and the brands they serve. The purchase price for the acquisition was approximately $119.9 million, net of cash acquired, which was funded from cash on hand. The major classes of assets acquired include: current assets, intangible technology assets, intangible customer assets, as well as certain liabilities assumed. Due to the limited time since the acquisition date, the accounting for the business combination is not yet complete and the fair value of the acquired assets and liabilities has not been determined.